Exhibit 10.1

PLEDGE OF CONTRACT FOR TRANSFER OF CONCESSIONS MINES

Hereby the present private document represents the transfer promise of mining concessions between the parties:

•	MRC 1 Exploraciones EIRL , identified with RUC No.20509309559 with address in Casimiro Espejo 150 San Isidro, duly represented by Mr. Elmer Moses Rosales Castillo identified with D NI 19419605 .

•	SMRL Exito XXIII , identified with RUC. 20513347520 with address in Casimiro Espejo 150 San Isidro, duly represented by Mr. Elmer Moses Rosales Castillo identified with D N I. 19419605.

•	SMRL Omay 300 , identified with RUC. 20507805206 with address in Casimiro Espejo 150 San Isidro, duly represented by Mr. Elmer Moses Rosales Castillo identified with D NI 19419605 .

•	SMRL Exito XXII , identified with RUC No.20513346809 with address in Casimiro Espejo 150 San Isidro, duly represented by Mr. Elmer Moses Rosales Castillo identified with D NI 19419605 .

•	All companies listed hereaft er THE PROMITENT TRANSFERENTS

Nilam Resources Inc.  a registered company i n the Nevada state of United States of America residing at # 503-2 Camden Street , Toronto , Ontario , Canada , duly represented by Mr . Varandeep Grewal identified with Driving License of British Columbia Nº   DL 6 159837 onwards THE PROMITENT BUYER on such terms and conditions as follows:

FIRST: OF MINING OF CONCESSIONS

MRC 1 Exploraciones EIRL owns the following mining concessions :

VIA CARIÑO, Code 010082304, 100 has, Department of Ancash, Province of Huarmey .

LAGRIMAS DE ORO, Code 010222704, 200 has, Department of Ancash, Province of Huarmey .

GIANDERI XXX, Code 010277604, 200 has, Department of Ancash, Province of Huarmey .

EXITO XXIII owns mining concessions as follows:

BONANZA DE ORO , Code 010233704, 200 has, Department of Ancash, Province of Huarmey .

SMRL OMAY 300 owns the mining concession :

GIANDERI XXXI, Code 010277504, 400 has, Department of Ancash, Province of Huarmey .

EXITO   XXII owns the mining concession:

GIANDERI XXVII, Code 010272304. 1000 has the Department of Ancash, Province of Huarmey .

SECOND: OF PAYMENTS

Through this contract, THE PROMITENT TRANSFERENTS undertake to transfer mining concessions specified in the prior clause to the subsidiary to be formed by THE PROMITENT BUYER to be called Nilam Resources Peru SAC. The price of the transfer mutually agree d is $ 1500.000.00 (A MILLION FIVE THOUSAND AND 00/100 AMERICAN DOLLARS ) to be paid as follows:

$ 250000 ( TWO HUNDRED FIFTY THOUSAND AND 00/100 AMERICAN DOLLARS )   to the signing of the public deed of mining transfer ence concessions .

$ 500000 ( FIVE HUNDRED THOUSAND AND 00/100 DOLLARS AMERICAN) at four calendar months of the public deed signature of mining transference concessions .

$ 750000 ( SEVEN HUNDRED FIFTY THOUSAND AND 00/100 AMERICAN DOLLARS ) in ten calendar months of the public deed signature of mining transference concessions .

Additionally THE PROMITENT BUYER undertakes to pay   to the signing of the public deed of mining transfer ence concessions to THE PROMITENT TRANSFERENTS   two million shares of Nilam Reso urces Inc.

Finally THE PROMITENT BUYER   will pay THE PROMITENT TRANSFERENTS a royalty (exemption) on net production (NSR) of 3% of net production of mining concessions.

THIRD: THE TERM

The term of this contract is two months counting from the date of signature of this document.

FOURTH: EXPENSES

The legal, notary and registration   costs involving the transfer ence of mining concessions will be the responsibility of THE PROMITENT BUYER.

FIFTH: DISPUTES RESOLUTION

The parties agree that any dispute that arises with respect to the interpretation and validity of this contract shall be subjected to extra judicial conciliation and in the event that becomes an issue to be resolved, the issues in dispute can be brought to arbitration by a single arbitrator. Moreover this contract shall be governed by Peruvian law.

The parties set as address the one in the introduction of this contr act which must be notified.

Done in duplicate of the same tenor and for a single purpose and signed in Lima on the 13th day of January 2008.

/s/ Len DeMelt	/s/ Mosis Rosales
Nilam Resources, Inc.	MRC 1 Explorations